SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant  [x]
    Filed by Party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary Proxy Statement            [ ] Confidential, For Use of the
                                                   CommissionOnly (as permitted
                                                   by Rule 14a-6(e)(2))
    [x] Definitive Proxy Statement
    [ ] Definitive additional materials
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      INTERNATIONAL DISPENSING CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials:

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    [ ] Check box if any part of the fee is offset as provided  by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

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      (2)  Form, Schedule or Registration Statement no.:

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      (3)  Filing Party:

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      (4)  Date Filed:

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


                      INTERNATIONAL DISPENSING CORPORATION
                             2500 Westchester Avenue
                            Purchase, New York 10577

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 9, 1998

To the Stockholders:

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of International Dispensing Corporation, a Delaware corporation (the "Company"), will be held at The Hidden Falls Clubhouse, Hidden Pond Road, Rye Brook, New York 10573 on July 9, 1998 at 10:00 A.M., New York time, for the following purposes:

         (1) To amend the Certificate of Incorporation of the Company to provide for a classified Board of Directors commencing with the 1998 Annual Meeting;

         (2) To elect five directors to serve for the ensuing year or for the remainder of their respective terms if Proposal 1 is adopted;

         (3)      To ratify and approve the Company's 1998 Stock Option Plan;

         (4)      To ratify and approve the Company's Director Option Plan; and

         (5) To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on May 28, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         A proxy statement and proxy are enclosed.

         PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.


Dated:    June 2, 1998                    By Order of the Board of Directors,


                                          Jeffrey D. Lewenthal
                                          Secretary

--------------------------------------------------------------------------------
     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE BOARD OF DIRECTORS URGES YOU TO DATE, SIGN AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                      INTERNATIONAL DISPENSING CORPORATION
                             2500 Westchester Avenue
                            Purchase, New York 10577

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 9, 1998

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of INTERNATIONAL DISPENSING CORPORATION, a Delaware corporation (the "Company"), of proxies in the form enclosed for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on July 9, 1998, and at any adjournments thereof, at the time and place set forth in the accompanying Notice of Annual Meeting of Stockholders.

         The Meeting is being held to consider and vote upon (i) the proposed amendment to the Company's Certificate of Incorporation to provide for a classified Board of Directors commencing with the 1998 Annual Meeting, (ii) the election of five directors to serve for the ensuing year or for the remainder of their respective terms if Proposal 1 is adopted, (iii) to ratify and approve the Company's 1998 Stock Option Plan (the "1998 Plan") and (iv) to ratify and approve the Company's Director Option Plan (the "Director Plan" and together with the 1998 Plan, the "Plans").

         Your proxy, if properly executed, will be voted as you direct and may be revoked by you by written notice received by the Secretary of the Company at any time before it is voted. Unless contrary instructions are indicated on the proxy, it is expected that all shares of the Company's Common Stock, par value $.001 per share (the "Common Stock") represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the amendment to the Company's Certificate of Incorporation to provide for a classified Board of Directors, FOR the election of the five nominees for director named herein, FOR ratification and approval of the 1998 Plan and FOR ratification and approval of the Director Plan, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed on or about June 2, 1998 to all stockholders of record at the close of business on May 28, 1998.

         The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

                 This Proxy Statement should be read carefully.

                        VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

         The Company's Common Stock is the only security of the Company entitled to be voted at the Meeting. At the close of business on May 28, 1998, there were 9,566,668 shares of Common Stock entitled to be voted at the Meeting. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Meeting. There are no cumulative voting rights. Only stockholders of record at the close of business on May 28, 1998 are entitled to notice of, and to vote at, the Meeting.

         All proposals described in this Proxy Statement which are being submitted to stockholders for a vote at the Meeting were duly adopted and approved by the Board of Directors.

          The holders of record of a majority of the outstanding shares of Common Stock must be present in person or by proxy in order to establish a quorum for conducting business at the Meeting. Under Delaware law, shares as to which a stockholder abstains or withholds from voting and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining whether a plurality of the shares of Common Stock voted at the Meeting in the election have been voted in favor of the nominee for director. Proxies marked "Abstain" with respect to other matters will have the effect of a vote against the matter in question. Shares represented by broker non-votes will have the effect of a vote against approval of the amendment to the Company's Certificate of Incorporation and will not be counted in determining the number of shares necessary for ratification of the Plans.

         The following table sets forth certain information known to the Company regarding beneficial ownership of the Common Stock as of May 28, 1998, for (i) each person or group that is known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) the Chief Executive Officer and each director or nominee for director of the Company, and (iii) all directors and officers of the Company as a group. Except as otherwise indicated, the Company believes that such beneficial owners, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable. No directors or officers own any Class A Warrants (warrants to purchase one share of Common Stock for $7.00 per share during the four year period which commenced on October 3, 1997) or the Units offered in connection with the Company's Initial Public Offering consummated on October 23, 1996 (the "IPO") (consisting of two shares of Common Stock and two Class A Warrants), nor, to the knowledge of the Company, does any person hold more than 5% of any such Class A Warrant or IPO Unit.

   Name and Address                                                  Percent of
  Of Beneficial Owner(1)                   Number of Shares         Class (2)(3)
  ----------------------                   ----------------         ------------

  Reseal International Corporation           2,225,000                   23.3%
  c/o The ReSeal Companies
  599 Lexington Avenue, 23rd Floor
  New York, New York 10022

  Jon Silverman                                600,000                    6.3%
  c/o International Dispensing Corporation
  2500 Westchester Avenue
  Suite 304
  Purchase, New York 10577


  Gregory Abbott                             1,000,927                   10.5%
  1200 Kessler Drive
  Aspen, CO 81611


  David Brenman                                253,000(3)                 2.6%


  George Kriste                                280,000                    2.9%


  Jay M. Rosen                                       0                       *


  Claude K. Lee                                      0                       *


  All directors and executive officers       2,133,927(3)                22.3%
  as a group (5 persons)


-----------------------------
*  Less than 1%

(1)      Address provided for beneficial owners of more than 5% of the Common
         Stock.

(2) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 200,000 shares of Common Stock owned of record by Venture Financial Limited Partnership, a limited partnership. David Brenman is the sole shareholder of Venture Financial, Inc., the General Partner of such limited partnership.


              ADDITION OF A NEW ARTICLE TENTH TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS

         The Board of Directors adopted, declared the advisability of, and proposes and recommends that the stockholders approve, a new Article Tenth to the Company's Certificate of Incorporation to provide for a classified Board of Directors commencing with the election of directors at this Annual Meeting. The proposed amendment is attached hereto as Exhibit A and the following discussion is qualified in its entirety by reference to such Exhibit.

         The number of directors of the Company is currently fixed at five. The effect of the new Article Tenth to the Certificate of Incorporation would be, commencing with this 1998 Annual Meeting, to divide the directors into three classes, consisting of one Class 1 director, two Class 2 directors and two Class 3 directors, with the term of office of the Class 1 director expiring at the annual meeting of stockholders to be held in 1999, the term of office of the Class 2 directors expiring at the annual meeting of stockholders to be held in 2000, and the term of Class 3 directors expiring at the annual meeting of stockholders to be held in 2001. Article Tenth would further provide that directors chosen to succeed those whose terms expire in 1999, 2000 or 2001, shall be elected for a term of three years. Under the proposed amendment, directors elected by the Board to fill vacancies, other than by reason of an increase in the size of the Board of Directors, will serve for the balance of such director's term. However, if the Board fails to fill any such vacancy, it will be filled at the next annual meeting of stockholders and the individual so elected shall serve for the balance of such director's term. Under the proposed amendment, consistent with the rule that the three classes of directors shall be as nearly equal in number of directors as possible, the Board of Directors shall be required to allocate any newly created directorship to Class 1 and then any additional newly created directorship to the class whose term of office is due to expire at the earliest date following such allocation.

         The purpose of the amendment is to extend the time required to elect a majority of directors and thus ensure continuity and stability in the management of the Company. Classification of the Board will also better enable the Board of Directors to protect the interests of the stockholders in the event that any party should obtain, through a takeover bid or otherwise, a substantial amount of Common Stock. The Company's Certificate of Incorporation does not contain any provisions which may be viewed as having anti-takeover effect. Management has no knowledge of any pending or threatened takeover bid, tender offer or similar action, nor has the Company experienced, to date, difficulty in ensuring the continuity and stability of its management. Conversely, if adopted, the proposed amendment normally will extend from one to at least two years the time required for stockholders to remove a majority of the Company's Board of the Directors even when the only reason for such a change may be the performance of the Company's directors and make more difficult a merger of the Company or the assumption of control of the Company by a principal stockholder, thereby adversely affecting stockholders who may desire to participate in a tender offer or merger.

         Under the General Corporation Law of the State of Delaware (the "GCL"), amendments to the Certificate of Incorporation require the approval of the holders of record of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class. The GCL permits provisions in the Certificate of Incorporation which require a greater vote than the vote otherwise required by law for any corporate action. With respect to such supermajority provisions, the GCL requires that any amendment or modification thereof, whether direct or indirect, be approved by an equally large stockholder vote. The proposed amendments to the Certificate of Incorporation provides that the concurrence of the holders of at least 80% of the voting power of the Company entitled to vote for the election of directors shall be necessary for their further amendment or repeal of Article Tenth. The requirement of an increased stockholder vote is designed to prevent a stockholder or stockholders with a majority, but less than 80% of the voting power of the Company, from avoiding the requirements of the proposed amendments by simply amending such provision again.

         Article II, Section 1 of the Company's current By-Laws is inconsistent with the proposed amendment to the Company's Certificate of Incorporation to be considered at the Meeting. The Board of Directors has approved an amendment to such section of the By-Laws to make it consistent with the Certificate of Incorporation, as amended. The amendment will take effect only if the amendment to the Company's Certificate of Incorporation is approved by the stockholders.

RECOMMENDATION AND REQUISITE VOTE

         The affirmative vote of the holders of record of a majority of the outstanding shares of Common Stock, with each share entitled to one vote, is required for approval of the proposed amendment to the Certificate of Incorporation. A vote for such proposal will constitute the specific approval of the amendment outlined above and presented in Exhibit A.

         The Board of Directors recommends a vote FOR the proposed amendment to the Certificate of Incorporation.

                              ELECTION OF DIRECTORS

         If the proposal to amend the Company's Certificate of Incorporation to provide for a classified Board of Directors is approved, the five persons listed below will be nominees for election for the terms of office indicated below, to serve until their respective successors are duly elected and qualified. If the proposal is not approved, all elected directors will serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

         At a meeting held on April 2, 1998, the Board of Directors approved an increase in the size of the Board of Directors from four to five. Three of the nominees are currently directors of the Company. Directors shall be elected by the affirmative vote of a plurality of the votes cast at the Meeting. If the enclosed proxy is executed properly and returned, it is intended that the persons named in the proxy will vote the shares represented FOR the election of the directors nominated unless authority to do so is withheld. Management believes that all nominees will be available and able to serve as directors. If, for any reason, which management does not expect, any of these persons shall not be available or able to serve, the proxies may exercise discretionary authority to vote for and substitute such nominees as may be designated by the Board of Directors.

NOMINEES

         The following information is furnished as of May 28, 1998 with respect to each nominee for director:

                                                                      Year first
                                                                      elected or
                     Current position and office with the         appointed as a
                     Company and principal occupation during         director of
Name and Age         the past five years; other directorships        the Company
--------------------------------------------------------------------------------

Class 1
Claude K. Lee        Chairman of the Board of the Power Group, a           -----
   (65)              privately held company he founded in 1968.
                     The Power Group is engaged in contract packaging.

Class 2(1)
George Kriste        Director of the Company since 1995; Chairman          1995
   (51)              and Chief Executive Officer of New Century
                     Media,  a  radio  station  owner,  since
                     January, 1992.


Jay M. Rosen         Independent consultant since January, 1998;           -----
   (60)              Vice President, General Counsel and Secretary
                     of  Celcore,   Inc.,  a  privately  held
                     company engaged in telecommunications from January 1997 to December 1997; Vice
                     President and Associate General Counsel of GTE Corporation for more than five years prior thereto.


Class 3(2)
Jon D. Silverman     Chairman, President, Chief Executive Officer          1996
   (57)              and a Director of the Company since
                     November   1996;   principal   of  Tilis
                     Products,  a privately owned specialized
                     international    business    consulting,
                     mergers and acquisitions firm in the food, beverage and consumer products and services industries, since 1982.


Gregory B. Abbott    Director of the Company since 1995;                   1995
   (48)              Private investor and writer for more than five
                     years.


-----------------------------

(1) Term will expire at the year 2000 annual meeting of stockholders if the proposal to amend the Company's Certificate of Incorporation to provide for a classified Board is approved by stockholders.

(2) Term will expire at the year 2001 annual meeting of stockholders if the proposal to amend the Company's Certificate of Incorporation to provide for a classified Board is approved by stockholders.

         The only other executive officer of the Company is Jeffrey D. Lewenthal, age 54, who has served as the Executive Vice President of Business Development and Chief Financial Officer of the Company since March 1997 and Secretary and Treasurer of the Company since June 1997. From March 1996 until joining the Company in March 1997, Mr. Lewenthal acted as Vice President/Regional Director for Westar Linen Services, Inc., a company providing linen services to the hospital industry. From 1995 to 1996, he acted as General Manager, Western Region, for

Brink's Incorporated, a company providing security services to financial institutions. From 1993 to 1995, he acted as Region Chief Operating Officer for Loomis Armored, Inc., a security service provider to financial and retail customers. Prior to that, Mr. Lewenthal held various international senior executive positions with PepsiCo and the Seven-Up division of Philip Morris.

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors met three times during the fiscal year ended December 31, 1997 ("Fiscal 1997"). All incumbent directors who were members of the Board during Fiscal 1997 directors' meetings personally or by conference telephone. The Company does not have any audit or nominating committee of the Board of Directors or committee performing similar functions.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act for any transactions occurring during Fiscal 1997.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth for the three fiscal years ended December 31, 1997, information concerning the compensation paid or accrued to the Chief Executive Officer of the Company. As of December 31, 1997, there were no other persons serving as executive officers of the Company whose salary and bonus for the Fiscal 1997 exceeded $100,000.


                                     Annual Compensation                                  Long-Term Compensation
                     --------------------------------------------------         ------------------------------------------
                                                          Other Annual
Name and                                                     Compen-            Restricted     Securities      All Other
Principal           Fiscal                                    sation                Stock       Underlying     Compensa-
Position             Year          Salary($)     Bonus($)     ($)(1)              Awards($)     Options(#)      tion($)

Jon Silverman        1997          $187,500          _          _                     _             _           $4000(2)
Chairman, CEO        1996          $144,000          _          _                     _             _             _
and President        1995          $ 36,000          _          _                     _             _             _


(1) The aggregate amount of perquisites and other personal benefits paid to Mr. Silverman did not exceed the lesser of (i) 10% of such officer's total annual salary and bonus for any given fiscal year and (ii) $50,000. Thus, such amounts are not reflected in the table.

(2) Represents the premiums paid on a $1,000,000 term life insurance policy as to which Mr. Silverman may designate the beneficiary.


EMPLOYMENT AND NON-COMPETE AGREEMENTS

         The Company has entered into an employment agreement with Jon Silverman, dated as of January 17, 1997, which expires on December 31, 1999. Pursuant to such agreement, Mr. Silverman receives a base salary of $180,000. In addition, if Mr. Silverman is insurable, the Company is obligated to pay the premium on a $1,000,000 term life insurance policy, to which Mr. Silverman will designate the beneficiary. Under the agreement, Mr. Silverman also is entitled to customary benefits and perquisites.

         Mr. Silverman's employment agreement may be terminated by the Company sooner than December 31, 1999 in the case of his "disability" or "for cause" (as such terms are defined in the agreement). If Mr. Silverman's employment is terminated for any reason he shall receive his basic salary through the effective date of termination. If his employment is terminated due to his disability or without cause by the Company or if Mr. Silverman leaves the employ of the Company for "good reason" (defined in the agreement to include, among other things, a change in control of the Company or the removal of Mr. Silverman from his position as the Chairman of the Board, President and Chief Executive Officer), then Mr. Silverman shall also be entitled to receive in cash within 10 days after such termination an amount equal to the greater of (i) one year's basic salary at the highest rate paid to him during the term of his employment under the agreement or (ii) the basic salary that would have been paid to him had the term of employment ended on December 31, 1999 calculated at the highest rate paid to him during the term of his employment under the agreement.

COMPENSATION OF DIRECTORS

         Non-employee directors of the Company are reimbursed for reasonable travel and lodging expenses incurred in attending meetings of the Board of Directors and any committees on which they may serve. Directors do not presently receive any fees for attendance of or participation in meetings of the Board of Directors or its committees.

                            PROPOSALS TO APPROVE THE
               1998 STOCK OPTION PLAN AND THE DIRECTOR OPTION PLAN

1998 STOCK OPTION PLAN

         On  April  2,  1998,  the  Board  of  Directors  adopted,   subject  to
stockholder approval, the 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan is designed to provide long-term incentive benefits by the grant of stock options to key employees and other persons (other than non-employee directors) who perform services for or on behalf of the Company. An aggregate of 650,000 shares are reserved for issuance upon exercise of options which may be granted under the 1998 Plan. Currently there are approximately four persons that are eligible to receive options under the 1998 Plan, three of which are Company employees and one of which is a Company consultant.

         The 1998 Plan authorizes the issuance of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock options that do not qualify under that Code section ("NSOs").

         The 1998 Plan shall be administered by the Board of Directors or by one or more committees composed solely of two or more non-employee directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Committee"). The Board of Directors or the Committee has authority to administer and interpret the provisions of the 1998 Plan; to determine when and to whom options will be granted; whether such options will be ISOs or NSOs, and to prescribe the terms and conditions of the options (including the number of shares of Common Stock subject to each option, the exercise price of the option, the number of installments, if any, in which the option may be exercised and the duration of the option), subject to the provisions of the 1998 Plan.

         Options granted under the 1998 Plan are not transferable other than by will or the laws of descent and distribution. In the case of an ISO, the exercise price of each option shall not be less than 100% of the fair market value of the underlying Common Stock on the date the ISO is granted.

         If the holder of an ISO ceases to be employed by the Company for any reason other than such person's death or permanent disability, the ISO will immediately become void upon such termination; provided, however, that the option may be exercised within three months after the date the holder ceases to be employed, but only to the extent the option was exercisable on the date of such cessation of employment. Special provisions relating to the termination of the option apply in the case of death or permanent disability of the holder of an ISO. Termination of employment with the Company by the holder of an NSO (including as a result of death or permanent disability) will have the effect specified in the individual option agreement as determined by the Board of Directors or the Committee.

         The purchase price for options granted under the 1998 Plan must be paid in full by any one or a combination of the following methods: (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness, (iii) through the delivery of other shares of Common Stock having an aggregate fair market value equal to the total exercise price of the option being exercised, (iv) with the approval of the Board of Directors or the Committee, by a promissory note made by the optionee in favor of the Company upon the terms and conditions to be determined by the Board of Directors or the Committee and secured by the shares issuable upon exercise of such option, (v) through any combination of the foregoing, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof.

         The Board of Directors is authorized to suspend, terminate or amend the 1998 Plan at any time, provided that, without the consent of the optionee, no amendment, suspension or termination shall be made that would impair any rights or obligations of the optionee under any option theretofore granted under the 1998 Plan. If stockholder approval is required pursuant to Rule 16b-

3 or any other rule or regulation under the Exchange Act, no amendment shall be effective unless approved by the stockholders of the Company if such amendment shall (i) increase the maximum number of shares which may be acquired pursuant to options under the 1998 Plan, (ii) change the minimum exercise price of any option which may be granted, (iii) increase the maximum term of any option which may be granted or (iv) change the designation of persons eligible to receive options under the 1998 Plan.

DIRECTOR PLAN

         On April 2, 1998, the Board of Directors also adopted, subject to stockholder approval, the Director Option Plan (the "Director Plan") pursuant to which 250,000 shares of Common Stock are reserved for issuance upon the exercise of stock options granted under the Director Plan to directors who are not employees of the Company ("Non-Employee Directors"). The Director Plan was proposed by the Board of Directors to attract and retain the best available personnel for service as outside directors.

         If approved by the stockholders, the Director Plan will be effective as of April 2, 1998. The Director Plan is administered by a committee comprised of the Chairman of the Board of Directors and/or by such other person or persons designated by him (the "Director Plan Committee"). All options granted under the Director Plan are NSOs and may only be granted to Non-Employee Directors.

         The Director Plan provides for automatic and non-discretionary grants of options ("Non-Discretionary Options") as well as discretionary grants of additional options to Non-Employee Directors on such terms as shall be determined by the Director Plan Committee, except that the duration of such options shall not exceed 10 years from the date of grant. Under the Director Plan, on April 2, 1998 each of Gregory Abbott and George Kriste were granted options to purchase 40,000 shares of Common Stock.

         The Director Plan provides that each Non-Employee Director, other than the incumbent directors, shall be granted an option to purchase 5,000 shares of Common Stock on the date such person first becomes a director. After the initial grant of options to each Non-Employee Director, such person is automatically granted an option to purchase an additional 5,000 shares of Common Stock on the date of his reelection as a director if on such date he shall have served as a director for at least six months.

         The terms of each Non-Discretionary Option granted under the Director Plan shall be 10 years. The exercise price of such Non-Discretionary Option shall be 100% of the fair market value (as defined) of a share of Common Stock on the date of grant. All Non-Discretionary Options granted under the Plan become exercisable in three annual installments of one-third of the total number of shares subject to the option commencing on the first anniversary of the date of grant.


         Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution. In the event of the death of an optionee, the optionee's estate or the person who acquired the right to exercise the option by bequest or inheritance may exercise the option within 12 months after the optionee's death, but only to the extent the optionee was entitled to exercise it on the date of his death. In the event an optionee ceases to be a director as a result of total and permanent disability, the optionee may exercise his option for a period of 12 months from the date of his termination as a director, but only to the extent he was entitled to exercise the option as of the date of termination. If an optionee ceases to be a director other than by reason of his death or total and permanent disability, the optionee may exercise his option for a period of three months after his termination, but only to the extent he was entitled to exercise the option as of the date of termination.

         The Board of Directors may at any time amend, alter, suspend or discontinue the Director Plan, but without the consent of the optionee, no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of an optionee under any grant theretofore made.

FEDERAL INCOME TAX CONSEQUENCES

         Options granted under the 1998 Plan that qualify as ISOs under Section 422 of the Code will be treated as follows:

         No tax consequences will result to the optionee or the Company from the grant of an ISO to, or the exercise of an ISO by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the option. For the purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the ISO and at least one year after the transfer of the shares to him upon exercise of the option, the optionee will be entitled to long-term capital gain treatment upon the sale or disposition.

         The Company generally will not be allowed a deduction with respect to an ISO. However, if an optionee fails to meet the foregoing holding period requirements, any gain recognized by the optionee upon sale or disposition of the shares transferred to him upon exercise of an ISO will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

         The amount, if any, by which the fair market value of the shares transferred to the optionee upon the exercise of an ISO exceeds the option price will constitute an "item of tax preference" subject in certain circumstances to the "alternative minimum tax." Such item of tax preference will increase the optionee's basis in his stock for purposes of the alternative minimum tax.

         Options granted under the 1998 Plan and the Director Plan which are NSOs will be treated as follows:

         There are no federal income tax consequences to an optionee or to the Company upon the grant of an NSO under either plan. Except as described below, upon exercise of an NSO, the optionee will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the exercise price.

         The ordinary income recognized by an optionee with respect to the exercise of an option is subject to both wage withholding and employment taxes. The Company will generally be entitled to a deduction for federal income tax purposes of an amount equal to the ordinary income taxable to the optionee upon exercise, provided that applicable income tax withholding requirements are satisfied.

         An optionee's tax basis in the Common Stock received on exercise of such option is equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such Common Stock generally begins on the date of exercise or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company, on the earlier of (i) six months after acquisition, or (ii) the earliest date on which such person may sell such shares of Common Stock at a profit without being subject to suit under Section 16(b) of the Exchange Act (unless the optionee elects to be taxed as of the date of exercise).

         If an optionee exercises an option by delivering Common Stock held by the optionee, the optionee will recognize ordinary income (and the Company will be entitled to an equivalent tax deduction) to the extent that the value of Common Stock received exceeds the exercise price under the option; however, based upon rulings issued by the Internal Revenue Service, in general, no gain or loss should be recognized upon the transfer of such previously acquired Common Stock to the Company upon exercise of the option. Provided the optionee receives a separate identifiable stock certificate therefor, the optionee's tax basis in that number of shares of Common Stock received on such exercise which is equal to the number of shares exchanged therefor will be equal to his tax basis in the shares of Common Stock surrendered. Common Stock received by the optionee in excess of the number of previously acquired shares of Common Stock surrendered upon exercise of the option will have a tax basis equal to the amount of ordinary income recognized in connection with such exercise. The holding period for such additional shares will commence on the date ordinary income is recognized.

         On the disposition of Common Stock received upon exercise of an option, the difference between the amount realized and the tax basis of the Common Stock will be a long-term or short-term capital gain or loss, depending on whether the optionee held the Common Stock for the requisite holding period.

New Plan Benefits

         The following table sets forth the benefits or amounts that have been received or allocated to each of the following under the 1998 Plan and the Director Plan. Additional benefits or amounts that may be received by or allocated to potential participants in the 1998 Plan and the Director Plan are not determinable.

                                                                     Shares of
Name and Position                                Dollar Value      Common Stock
-----------------                                ------------      ------------
Jon D. Silverman ...............................   $115,500(1)        100,000
         Chairman of the Board
         and Chief Executive Officer
Executive Group ................................   $173,250(1)        150,000
Non-Executive Director Group ...................    $92,400(1)         80,000
Non-Executive Officer
         Employee Group ........................     $5,775(1)          5,000
Claude K. Lee, Nominee for
         Election as a Director ................           (2)          5,000(3)
Jay M. Rosen, Nominee for
         Election as a Director ................           (2)          5,000(3)
Michael Handler(4), Other Person
         who is to Receive 5% of Options .......    $57,750(1)         50,000

RECOMMENDATION AND REQUISITE VOTE

         The Board of Directors believes that the adoption of the proposed 1998 Plan and Director Plan will advance the interests of the Company by providing equity incentive to motivate and retain its key employees and outside directors and further aligning their interests with those of the Company's stockholders. Accordingly, the Board of Directors recommends a vote FOR approval of the 1998 Plan and Director Plan. An affirmative vote of the holders of record of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the adoption of the 1998 Plan and Director Plan.

-----------------
(1) Based on a comparison of the average bid and asked price of the Common Stock as reported on the National Association of Securities Dealers OTC Bulletin Board on May 20, 1998 ($2.75) and the exercise price for the options granted to the person or group. All options were granted under the 1998 Plan and Director Plan at an exercise price of $1.595 per share.

(2)      Not determinable.

(3) Contingent upon the Director Plan being approved and the nominees being elected at the Meeting.

(4)      President of Nologies, Inc., a consultant to the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In October 1996, Stratton Oakmont, Inc. ("Stratton Oakmont") acted as the underwriter of the IPO pursuant to an underwriting agreement with the Company (the "Underwriting Agreement"). On January 29, 1997, the United States District Court Judge for the Southern District of New York, entered an order which, inter alia, appointed Harvey R. Miller, Esq. (the "Trustee") to liquidate the business of Stratton Oakmont pursuant to the Securities Investor Protection Act of 1970 (the "Liquidation Proceeding"). As part of such Liquidation Proceeding, the Trustee and the Company entered into a Sale and Assignment Agreement dated as of November 19, 1997 (the "Sale and Assignment Agreement").

         Pursuant to the Sale and Assignment Agreement the Trustee agreed to sell to the Company or to no more than 10 qualified designees of the Company,
(a) on the closing date an aggregate number of shares of Common Stock of the Company equal to or greater than 995,705 shares minus (1) 176,778 shares, retained by another person pursuant to a certain settlement agreement with the Trustee and (2) 200,000 shares and (b) all of the remaining shares of Common Stock held by the Trustee on or prior to the first business day that is 180 days after the closing date. The Trustee also agreed to assign to the Company on the closing date all of Stratton Oakmont's right, title and interest in, to and under the Underwriting Agreement, including, without limitation, (i) all of its right, title and interest in, to and under its option to purchase up to an aggregate of 83,333 IPO Units for a purchase price of $.001 per underlying IPO Unit (the "Underwriter's Purchase Option"), (ii) its rights to enforce an agreement by certain stockholders not to sell Common Stock for a period of two years after the effective date of the registration statement relating to the IPO (the "Effective Date"), and (iii) its rights to enforce the agreement by the Company not to issue new stock (except in connection with dividends or similar transactions) for a period of two years after the Effective Date. The Underwriter's Purchase Option was exercisable for a term of twelve months after the Effective Date. Pursuant to the Sale and Assignment Agreement, Mr. Jon Silverman, the Chairman, President and Chief Executive Officer of the Company, and Messrs. Gregory Abbott and George Kriste, each of whom is a director of the Company, purchased from the Trustee for $0.60 per share, 100,000, 367,927, and 150,000 shares of Common Stock, respectively. Each of such persons has agreed not to sell the shares he purchased for a period of two years.

                              STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals to be included in the proxy statement and form of proxy for consideration at the next Annual Meeting of Stockholders. In order to be considered, such proposals must be received at the Company's principal executive offices no later than February 2, 1999 and should be directed to the Secretary of the Company.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be brought before the Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment on such matters.

         The Company has selected Arthur Andersen LLP to audit the Company's financial statements for the year ending December 31, 1998. Arthur Andersen LLP audited the Company's financial statements for Fiscal 1997.

         A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make any desired statement and respond to appropriate questions.

         Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock and will reimburse such person for their expenses so incurred. Shareholder Communications Corporation has been retained by the Company to assist in the solicitation of proxies, for a fee of $4,000, plus out-of-pocket expenses, anticipated to be approximately $2,500 in the aggregate.

         THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER OF RECORD AT THE CLOSE OF BUSINESS ON MAY 28, 1998, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ITS SECRETARY, JEFFREY D. LEWENTHAL, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1997.

                                    EXHIBIT A


             "TENTH A. Commencing with the Annual Meeting of Stockholders held in July, 1998, the directors of the Corporation are classified with respect to the time for which they shall severally hold office by dividing them into three classes, each class to be as nearly equal in number as possible, which classes shall be designated as Class 1, Class 2 and Class 3. Subject to the provisions hereof, the number of directors in each class shall from time to time by designated by the Board of Directors of the Corporation. The Class 1 directors shall be elected initially for a term of one year; the Class 2 directors shall be elected initially for a term of two years; and the Class 3 directors shall be elected initially for a term of three years. At each annual meeting, the successors to the class of directors whose terms shall expire that year shall be elected to hold office for a term of three years so that each term of office of one class of directors shall expire in each year. Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. If any newly created directorship may, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to one or two or more classes, the Board shall allocate it to that of the available classes whose term of office is due to expire at the earliest date following such allocation.

             B. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all of the shares of the Corporation entitled to vote for the election of directors shall be required to amend or repeal, or to adopt any provisions inconsistent with this Article TENTH."

                                      PROXY
                      INTERNATIONAL DISPENSING CORPORATION
                       2500 Westchester Avenue, Suite 304
                            Purchase, New York 10577

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of International Dispensing Corporation (the "Company") hereby constitutes and appoints Jon D. Silverman and Jeffrey D. Lewenthal, and each of them the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote, at the meeting, if only one shall be present and acting at the meeting, then that one, all of the shares of common stock of the Company that the undersigned would be entitled, if personally present, to vote at the annual meeting of stockholders of the Company to be held on July 9, 1998 at 10:00 a.m., local time, at The Hidden Falls Clubhouse, Hidden Pond Road, Rye Brook, New York 10573, or any adjournments thereof.


                  This proxy is continued on the reserve side.



                                                                          (over)

                           Please date, sign and mail
                          your proxy card back as soon
                                  as possible!
                         Annual Meeting of Stockholders
                      INTERNATIONAL DISPENSING CORPORATION

[X]Please mark your votes as in this example.


1. To amend the Certificate of    For   Against  Abstain
Incorporation  of the  Company    [ ]     [ ]      [ ]
to  provide  for a  classified
Board of Directors  commencing
with the 1998 Annual Meeting.


                                    WITHHOLD     Nominees:      Class 1
                                    AUTHORITY    to serve until the 1999 Annual
                        FOR the    to vote for   Meeting of Stockholders
                        nominees   the nominees         Claude K. Lee
                        listed at   listed at
                          right      at right                   Class 2
2. Election of Directors   [ ]         [ ]       to serve until the 2000 Annual
(Instruction: To wihhold                         Meeting  of  Stockholders  (or
authority tovote for any                         1999    Annual    Meeting   of
individual nominee, at                           Stockholders  if Proposal 1 is
right.)                                          not adopted)
                                                        George V. Kriste
                                                        Jay M. Rosen

                                                                Class 3
                                                 to serve until the 2001 Annual
                                                 Meeting  of  Stockholders  (or
                                                 1999    Annual    Meeting   of
                                                 Stockholders  if Proposal 1 is
                                                 not adopted)
                                                        Jon D. Silverman
                                                        Gregory B. Abbott


3. To ratify and  approve  the    For   Against  Abstain
Company's  1998  Stock  Option    [ ]     [ ]      [ ]
Plan.



4. To ratify and  approve  the    For   Against  Abstain
Company's    Director   Option    [ ]     [ ]      [ ]
Plan.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

If no direction is made, this proxy will be voted for Proposals 1, 3 and 4, FOR the election of Claude K. Lee as the Class 1 Director, FOR the election of each of George V. Kriste and Jay M. Rosen as the Class 2 Directors, and FOR the election of Jon D. Silverman and Gregory B. Abbott as the Class 3 Directors. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign name by authorized person.




Signature(s)                                                 DATE:
---------------------------------                            -------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, adminstrator, trustee or guardian, please give full title as such.